UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

ENANTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35839	04-3205099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Kingsbury Avenue Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 607-0800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENTA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2026, Enanta Pharmaceuticals, Inc. (the “Corporation”) entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC, as sales agent (the “Agent”), pursuant to which the Corporation may offer and sell shares (the “Shares”) of its common stock, $0.01 par value per share (“Common Stock”), from time to time through the Agent.

The Common Stock is being offered and sold pursuant to the Corporation’s previously filed and currently effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “Commission”) on February 11, 2026 and declared effective on February 20, 2026, containing a base prospectus (Registration Statement No. 333-293390). The Corporation filed a prospectus supplement dated July 2, 2026 with the Commission in connection with the offer and sale of the Shares. Pursuant to the prospectus supplement, the Corporation may offer and sell Shares having an aggregate offering price of up to $75,000,000.

Sales of the Shares through the Agent, if any, will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including, without limitation, sales made directly on The Nasdaq Global Select Market or any other existing trading market for the Common Stock. The Agent will use commercially reasonable efforts to sell Common Stock from time to time, based upon instructions from the Corporation (including any price, time or size limits or other parameters or conditions the Corporation may impose). The Corporation has no obligation to sell any of the Shares under the Sales Agreement.

The Corporation will pay the Agent a commission of up to 3.0% of the gross sales price per share of Common Stock sold through the Agent under the Sales Agreement. The Corporation has also provided the Agent with customary indemnification rights.

The offering of Common Stock pursuant to the Sales Agreement will terminate upon termination of the Sales Agreement in accordance with its terms.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The opinion of Foley Hoag LLP regarding the Common Stock to be sold under the Sales Agreement is filed as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Open Market Sale AgreementSM dated July 2, 2026, by and between Enanta Pharmaceuticals, Inc. and Jefferies LLC

5.1	Opinion of Foley Hoag LLP

23.1	Consent of Foley Hoag LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	ENANTA PHARMACEUTICALS, INC.

	By:	/s/ Jay R. Luly, Ph.D.
Jay R. Luly, Ph.D.
President and Chief Executive Officer